Exhibit 10.1

Quanta Services, Inc.

Term Sheet

Annual Incentive Plan 2012 – Operating Units

Participants	Employees will be selected to participate in the Annual Incentive plan annually at the discretion of the CEO with the approval of the Compensation Committee.

Target Incentive	•	Target incentive ranges have been or will be developed for each participant in the Plan.

	•	Management will make recommendations to the Compensation Committee regarding the target incentive for each participant based on a competitive range.

Performance Measures and Incentive Determination	CALCULATION OF PERCENTAGE OF TARGET BONUS ELIGIBLE TO BE EARNED:

	•	Each operating unit will be assigned an operating income goal for the incentive year which will be approved by the Compensation Committee.

	•	For purposes of the plan, operating income will be defined as operating income before goodwill, after insurance true-up, intercompany interest income or expense, external interest expense and bad debt expense, and excluding gains or losses on sales of property and equipment.

	•	Subject to the limitations described below, the percentage of target bonus eligible to be earned will be determined according to the table below:

Percentage of Operating Income Goal Obtained	Incentive as a% of Target Incentive
Less than 75%	0%
75%	25%
80%	40%
85%	55%
90%	70%
95%	85%
100%	100%
120%	120%
125%	130%
130%	140%
140%	170%
150% or greater	200%

•	When performance falls between the designated points in the table, the incentive will be determined by interpolation.

•	The Potential Incentive Earned (“PIE”) (expressed in dollars) is defined as the result of multiplying the “Incentive as a percentage of Target Incentive” (calculated from the above table) by the participant’s Target incentive (expressed in dollars).

OPERATING INCOME COMPONENT:

•	Eighty-Five percent of a participant’s PIE will be based on the above operating income calculation, subject to the limitations outlined below, for said participant’s operating unit.

STRATEGIC GOALS DISCRETIONARY COMPONENT:

•	As long as the “Percentage of Operating Income Goal Obtained” (calculated from the above table) exceeds 100%, the remaining fifteen percent of the PIE will be a discretionary award for each participant based on obtaining pre-established operating unit objectives for the year in support of their respective operating unit’s strategic business plan.

•	If the “Percentage of Operating Income Goal Obtained” (calculated from the above table) is less than or equal to 100%, then 15% of the Target Incentive will be a discretionary award for each participant based on obtaining pre-established operating unit objectives for the year in support of their respective operating unit’s strategic business plan.

•	Such goals will be as specific and measurable as possible and documented in writing.

Limitations	•	The annual incentive calculation is subject to the following limitations; sequenced as follows:

Step 1:

Is target bonus pool > 10% of the operating income before goodwill, after insurance true-up, intercompany interest income or expense, external interest expense and bad debt expense, and excluding gains or losses on sales of property and equipment?

If Yes, Go to Step 2.

If No, use the Incentive Determination chart above. Any bonus earned (for the aggregate pool) is limited to 10% of operating income (as defined). Further, any individual bonuses are capped at 200% of the individual target bonus.

Step 2:

Has the Operating Income Goal been met or exceeded? If Yes, go to b., If No, go to a.

a. Use the Incentive Determination chart above with the following limitations: Bonuses earned under this section ( for the pool) are limited to 10% of actual operating income (as defined).

b. Use the Incentive Determination chart above with the following limitations:

Up to 10% of the operating income goal (as defined) can be earned by the pool participants. For every dollar of operating income (as defined) in excess of the operating income goal, $.25 will be contributed to the bonus pool. Add this amount to the results of the Incentive Determination chart. The total contribution under this paragraph b. is limited to 100% of the target bonus for each of the pool participants.

Clawback Provision	Notwithstanding anything herein to the contrary, any incentive based compensation, or any other compensation, paid or payable to any individual other than an executive officer pursuant to this plan which, if payable to an executive officer, would be subject to recovery under any law, government regulation, order or stock exchange listing requirement, shall be, in the discretion of the Compensation Committee, subject to such deductions and clawback (recovery), including by means of repayment by the individual and/or withholding of future wages, to the same extent as may be required to be made pursuant to law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement) with respect to an executive officer, but only to the extent that the circumstances requiring such deductions and clawback (recovery) are attributable in whole or in part to the functional area or operating unit with whom the recipient of such compensation is associated.

Acceptance of an award pursuant to this plan renders a recipient’s future wages subject to withholding by the Company to permit recovery of any amounts that may become due under this provision. This provision shall apply beginning with the 2012 performance period and shall survive to the extent required by law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement). Recipients will be required to acknowledge and agree in writing to the foregoing as a condition to receipt of an award pursuant to this plan.

Incentive Payout	•	Any calculated incentive will be subject to (i) assessment of overall company performance to ensure that payout of calculated incentives will not jeopardize the financial stability of the company and (ii) approval by the Compensation Committee.

	•	A participant must be employed by the company on the date the bonus is paid. Any participant not employed by the company on the payment date forfeits any and all rights to such bonus. It is the company’s intention to pay bonuses earned under the plan in March following the end of the calculation period.

•	A new participant added to this Plan during the Plan year will be pro-rated from their date of hire. In any event, a new participant must be employed by October 1 to be eligible for incentives in the current plan year.

•	The salary to be used in the incentive calculation will be the base salary in effect on the December 31 immediately preceding the date of the calculation.

•	Any incentive earned under the Annual Incentive Plan is intended to be paid in cash.

Quanta Services, Inc.

Term Sheet

Supplemental Incentive Plan 2012 – Operating Units

Participants	•	Employees will be selected to participate in the Supplemental Incentive Plan annually at the discretion of the CEO with the approval of the Compensation Committee.

	•	For purposes of the supplemental incentive, operating unit participants will be classified into two categories: Stock Eligible or Cash-only Eligible participants, at the discretion of the CEO with the approval of the Compensation Committee.

Target Incentive	Each participant will be assigned a target supplemental incentive expressed as a dollar value annually.

Performance Measures and Incentive Determination	Performance Award:

	•	Fifty percent of a participant’s supplemental incentive value will be based on Modified Return on Asset (MROA) performance versus target.

	•	MROA will be calculated by dividing net operating income by total assets. Operating Income is defined as operating income before goodwill, after insurance true-up and bad debt expense (before consideration of intercompany interest income or expense, interest expense, and gains or losses on the sale of property and equipment). Total assets will be based on the quarterly average for the fiscal year excluding inter-company accounts and cash on hand.

•	The Performance Award will be determined according to the table below:

Percentage of Target / Objective Obtained	Incentive as a % of Target Incentive
Less than 75%	0%
75%	25%
80%	40%
85%	55%
90%	70%
95%	85%
100%	100%
120%	120%
125%	130%
130%	140%
140%	170%
150% or greater	200%

When performance falls between the designated points in the table, the incentive will be determined by interpolation.

Discretionary Award

The remaining fifty percent of the supplemental incentive will, in lieu of a discretionary component, be based on the following safety components:

• TIIR ( Total Incident Injury Rate) – 37.5% (75% x 50%)

• Safety Leadership – 12.5% (25% x 50%)

• Total Incident Injury Rate :

Each Operating Unit has a “Total Incident Injury Rate” (“TIIR”) calculated for the prior year. Subject to each participant’s ethical behavior and compliance with the Code of Ethics and Business Conduct, this portion of the discretionary award will be based on improvements in TIIR performance. The baseline for measuring current year performance is the respective actual TIIR for the prior year expressed as a percentage of hours worked.

The following Bonus Eligibility Scale will be used to measure the amount of bonus earned as a result of improvement in the TIIR rate from the prior year to the current year:

If TIIR rate is Reduced by:	Bonus earned will be:
0% or less	0%
2.5%	25%
5%	50%
7.5%	75%
10%	100%
Greater than 20%	125%

	•	When performance falls between the designated points in the table, the incentive will be determined by interpolation.

	•	Regardless of the percentage decrease, if an operating unit has a TIIR less than the respective target identified below at the end of the current year, then a minimum of 100% of the target bonus is earned, as the calculated reduction from the prior year could yield a higher percentage:

• Electric Power Operating Unit – 2.50

• Nat Gas & Pipeline Operating Unit – 2.25

• Telecom Operating Unit – 1.75

	•	Regardless of the percentage decrease, if an operating unit has a TIIR above 4.5; it is ineligible for this incentive component.

•	Safety Leadership:

	•	Specific measurable goals will be prepared for each operating unit management team. Incentives earned under this component of the Discretionary Award will be directly tied to achievement of these goals.

Limitations	•	Any calculated incentive will be subject to (i) assessment of overall company performance to ensure that payout of calculated incentives will not jeopardize the financial stability of the company and (ii) approval by the Compensation Committee.

	•	In any year, stock awarded under this and all other plans shall not exceed 1% of the outstanding stock. The Compensation Committee and the Board of Directors will review this limitation annually.

	•	A participant must be employed by the company on the date the bonus is paid. Any participant not employed by the company on the payment date forfeits any and all rights to such bonus. It is the company’s intention to pay bonuses earned under the plan in March following the end of the calculation period.

	•	A new participant added to this Plan during the Plan year will be pro-rated from their date of hire. In any event, a new participant must be employed by October 1 to be eligible for incentives in the current plan year.

Clawback Provision	Notwithstanding anything herein to the contrary, any incentive based compensation, or any other compensation, paid or payable to any individual other than an executive officer pursuant to this plan which, if payable to an executive officer, would be subject to recovery under any law, government regulation, order or stock exchange listing requirement, shall be, in the discretion of the Compensation Committee, subject to such deductions and clawback (recovery), including by means of repayment by the individual and/or withholding of future wages, to the same extent as may be required to be made pursuant to law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement) with respect to an executive officer, but only to the extent that the circumstances requiring such deductions and clawback (recovery) are attributable in whole or in part to the functional area or operating unit with whom the recipient of such compensation is associated.

Acceptance of an award pursuant to this plan renders a recipient’s future wages subject to withholding by the Company to permit recovery of any amounts that may become due under this provision. This provision shall apply beginning with the 2012 performance period and shall survive to the extent required by law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement). Recipients will be required to acknowledge and agree in writing to the foregoing as a condition to receipt of an award pursuant to this plan.

Incentive Payout	•	Stock Eligible participants, at the election of the CEO with approval by the Compensation Committee, may receive any incentive earned under the Supplemental plan in cash, restricted stock or a combination thereof. Subject to the above limitations, the portion of the incentive awarded in restricted stock will be multiplied by 1.10 and then that amount will be divided by the current stock price to determine the number of shares. Any shares awarded will vest ratably over a three-year period following the date of grant. A participant receiving restricted stock must be employed by the company at each vesting date. If a participant leaves the employment of the company, all unvested restricted stock awards are forfeited.

	•	Cash-only Eligible participants will receive any incentive earned for the year in cash.

Quanta Services, Inc.

Term Sheet

Annual Incentive Plan 2012 – Corporate

Participants	Employees will be selected to participate in the Annual Incentive Plan at the discretion of the CEO with the approval of the Compensation Committee.

Target Incentive	•	Target incentive ranges have been or will be developed for each participant in the Plan.

	•	Management will make recommendations to the Compensation Committee regarding the target incentive for each participant based on a competitive range.

Performance Measures	•	The annual incentive will be based on an operating income target to be determined annually by the Compensation Committee. This target will be adjusted, as appropriate, at the discretion of the Compensation Committee to take into account any business acquisitions or divestitures during the Plan year.

	•	For purposes of the plan, operating income will be operating income (before goodwill amortization, gain (loss) on sale of assets and non-cash compensation) less interest expense, net of interest income.

	•	There will be no discretionary portion for the annual incentive.
Incentive Determination

Percentage of Target / Objective Obtained	Incentive as a % of Target Incentive
Less than 75%	0%
75%	25%
80%	40%
85%	55%
90%	70%
95%	85%
100%	100%
110%	130%
120%	175%
130%	185%
140%	195%
150% or greater	200%

•	The amount of incentive earned will be based on the table above.

•	The salary to be used in the calculation will be the base salary in effect on the December 31 immediately preceding the date of the calculation.

	•	When performance falls between the designated points in the table, the incentive will be determined by interpolation.

Limitations	•	Any calculated incentive will be subject to (i) assessment of overall company performance to ensure that payout of calculated incentives will not jeopardize the financial stability of the company and (ii) approval by the Compensation Committee.

	•	A participant must be employed by the company on the date the bonus is paid. Any participant not employed by the company on the payment date forfeits any and all rights to such bonus. It is the company’s intention to pay bonuses earned under the plan in March following the end of the calculation period.

	•	A new participant added to this Plan during the Plan year will be pro-rated from their date of hire. In any event, a new participant must be employed by October 1 to be eligible for incentives in the current plan year

Clawback Provision	Notwithstanding anything herein to the contrary, any incentive based compensation, or any other compensation, paid or payable to any executive officer pursuant to this plan which is subject to recovery under any law, government regulation, order or stock exchange listing requirement, shall be subject to such deductions and clawback (recovery), including by means of repayment by the executive officer and/or withholding of future wages, as may be required to be made pursuant to law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement).

In addition, notwithstanding anything herein to the contrary, any incentive based compensation, or any other compensation, paid or payable to any individual other than an executive officer pursuant to this plan which, if payable to an executive officer, would be subject to recovery under any law, government regulation, order or stock exchange listing requirement, shall be, in the discretion of the Compensation Committee, subject to such deductions and clawback (recovery), including by means of repayment by the individual and/or withholding of future wages, to the same

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extent as may be required to be made pursuant to law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement) with respect to an executive officer, but only to the extent that the circumstances requiring such deductions and clawback (recovery) are attributable in whole or in part to the functional area or operating unit with whom the recipient of such compensation is associated.

Acceptance of an award pursuant to this plan renders a recipient’s future wages subject to withholding by the Company to permit recovery of any amounts that may become due under this provision. This provision shall apply beginning with the 2012 performance period and shall survive to the extent required by law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement). Recipients will be required to acknowledge and agree in writing to the foregoing as a condition to receipt of an award pursuant to this plan.

Incentive Payout	Any incentive earned under the Annual Incentive Plan is intended to be paid in cash.

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Quanta Services, Inc.

Term Sheet

Supplemental Incentive Plan 2012 – Corporate

Participants	• Employees will be selected to participate in the Supplemental Incentive Plan annually at the discretion of the CEO with the approval of the Compensation Committee.

• For purposes of the supplemental incentive, Corporate participants will be classified annually into two categories: Stock Eligible or Cash-only Eligible participants, at the discretion of the CEO with the approval of the Compensation Committee.

Performance Measures and Incentive Determination	Performance Award

Fifty percent of a participant’s supplemental incentive value will be based on return on equity after eliminating the effects of goodwill (ROE) versus the target for the year. This target will be determined annually by the Compensation Committee. The target will be adjusted as appropriate, at the discretion of the Compensation Committee, to take into account any business acquisitions or dispositions during the Plan year.

The Performance Award will be determined according to the following table:

Percentage of Target / Objective Obtained	Incentive as a % of Target Incentive
Less than 75%	0%
75%	25%
80%	40%
85%	55%
90%	70%
95%	85%
100%	100%
110%	130%
120%	175%
130%	185%
140%	195%
150% or greater	200%

When performance falls between the designated points in the table, the incentive will be determined by interpolation.

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Individual Performance Award

The remaining fifty percent of a participant’s supplemental incentive value will be determined on a discretionary basis. The Individual Performance Award will be based on obtaining pre-set objectives established for each participant for the year and on exhibiting ethical behavior and compliance with the Code of Ethics and Business Conduct.

Limitations	•	Any calculated incentive will be subject to (i) assessment of overall company performance to ensure that payout of calculated incentives will not jeopardize the financial stability of the company and (ii) approval by the Compensation Committee.

	•	In any year, stock awarded under this and all other plans shall not exceed 1% of the outstanding stock. The Compensation Committee and the Board of Directors will review this limitation annually.

	•	A participant must be employed by the company on the date the bonus is paid. Any participant not employed by the company on the payment date forfeits any and all rights to such bonus. It is the company’s intention to pay bonuses earned under the plan in March following the end of the calculation period.

	•	A new participant added to this Plan during the Plan year will be pro-rated from their date of hire. In any event, a new participant must be employed by October 1 to be eligible for incentives in the current plan year.

Clawback Provision	Notwithstanding anything herein to the contrary, any incentive based compensation, or any other compensation, paid or payable to any executive officer pursuant to this plan which is subject to recovery under any law, government regulation, order or stock exchange listing requirement, shall be subject to such deductions and clawback (recovery), including by means of repayment by the executive officer and/or withholding of future wages, as may be required to be made pursuant to law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement).

In addition, notwithstanding anything herein to the contrary, any incentive based compensation, or any other compensation, paid or payable to any individual other than an executive officer pursuant to this plan which, if payable to an executive officer, would be subject to recovery under any law,

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government regulation, order or stock exchange listing requirement, shall be, in the discretion of the Compensation Committee, subject to such deductions and clawback (recovery), including by means of repayment by the individual and/or withholding of future wages, to the same extent as may be required to be made pursuant to law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement) with respect to an executive officer, but only to the extent that the circumstances requiring such deductions and clawback (recovery) are attributable in whole or in part to the functional area or operating unit with whom the recipient of such compensation is associated.

Acceptance of an award pursuant to this plan renders a recipient’s future wages subject to withholding by the Company to permit recovery of any amounts that may become due under this provision. This provision shall apply beginning with the 2012 performance period and shall survive to the extent required by law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement). Recipients will be required to acknowledge and agree in writing to the foregoing as a condition to receipt of an award pursuant to this plan.

Incentive Payout	•	Stock Eligible participants, at the election of the CEO with approval by the Compensation Committee, may receive any incentive earned under the Supplemental plan in cash, restricted stock or a combination thereof. Subject to the above limitations, the portion of the incentive awarded in restricted stock will be multiplied by 1.10 and then that amount will be divided by the current stock price to determine the number of shares. Any shares awarded will vest ratably over a three-year period following the date of grant. A participant receiving restricted stock must be employed by the company at each vesting date. If a participant leaves the employment of the company, all unvested restricted stock awards are forfeited.

	•	Cash-only Eligible participants will receive any incentive earned for the year in cash.

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Quanta Services, Inc.

Term Sheet

CEO Discretionary Incentive Plan – All

2012

Discretionary Payout	Annually, at the recommendation of the CEO, discretionary awards will be presented to the
Compensation Committee. These awards will be made at the discretion of the CEO, with the
Compensation Committee’s approval, in cash, restricted stock, or a combination thereof. A participant must be employed by the company on the date the bonus is paid. Any participant not employed by the company on the payment date forfeits any and all rights to such bonus. It is the company’s intention to pay bonuses earned under the plan in March following the end of the calculation period.